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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    ________

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 Date of Report

                                  July 27, 2004

                              ULTRA PETROLEUM CORP.
             (Exact name of registrant as specified in its charter)

    Yukon Territory, Canada              0-29370                    N/A
(State or other jurisdiction of (Commission File Number)     (I.R.S. Employer
incorporation or organization)                            Identification Number)

        (363 North Sam Houston Pkwy, E., Suite 1200., Houston, TX 77060)

                                 (281-876-0120)

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Item 12.  Announcement of Earnings Conf Call for July 28, 2004


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

[July 27, 2004]                                     By: David Russell
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                                                        David Russell